THIS DIRECT LOAN AGREEMENT dated as of June 9, 2000, by and between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic Constituting an instrumentality of the State of New Jersey and LIFECELL CORPORATION a corporation organized and existing under the laws of the State of Delaware (the "Borrower")


                               IT IS AGREED THAT:


     Section  1.  THE  LOAN. The Authority agrees on the terms and conditions of
                  ---------
this Direct Loan Agreement to make a loan (the "Loan") to the Borrower in the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) to finance the purchase of equipment (the "Project") located at One Millennium Way, Branchburg, New Jersey (the "Project Facility")

     Section  2.  THE NOTE. The  Loan  shall  be  evidenced by a Promissory Note
                  --------
substantially in the form attached as Exhibit "A" (the "Note"). The Loan shall be repaid over a term of three (3) years as provided in the Note and shall bear interest on the unpaid principal balance from the date of the Note until payment in full of the entire principal amount, at a rate of six and one-half percent (6-1/2%) per annum. The Borrower may prepay the Note in whole at any time or in part on any payment date without penalty. Partial prepayments shall be applied to the last maturing payments due on the Note, shall be in one or more increments of the monthly amount due on principal, shall not extend or postpone the due date of any subsequent monthly installment or change the amounts of such installments unless the holder of the Note shall otherwise expressly agree in writing. There shall be due and owing by the Borrower a rate charge of five percent (5%) of any monthly payment on any such payment which is seven (7) days or more past due. However, in the event that this late charge is found unenforceable by a court of law, the Borrower shall pay actual damages to the Authority which shall include but not be limited to the loss of use of the delinquent payment(s) and administrative costs in monitoring the default by the Borrower. Administrative costs include but are not limited to attempts to. contact the Borrower via written and letter correspondence, generating and reviewing the delinquency reports, evaluating the delinquent account, evaluating the credit file, entering relevant information into the Authority's file and/or computer, relaying information to management and different departments, notifying and reporting to management and different departments.

     Section  3.  SECURITY.  As  security for the Note, and for any other loans,
                  --------
advances, credits, indebtedness, obligations and liabilities of any kind of Borrower to the Authority, now or hereafter existing, whether absolute or contingent, due or to become due, direct or indirect, liquidated or unliquidated and however incurred or arising, the Borrower hereby grants to the Authority a continuing security interest in all personal property excluding intellectual property of the Borrower (hereinafter the "Collateral") including but not limited to the following:

     (a) all accounts now existing or hereafter created or acquired by the Borrower including, but not limited to; any and all accounts receivable, notes, drafts, acceptances, checks or other commercial paper evidencing same; all returned, replevened and repossessed goods; all guarantees, securities and liens for the payment of such accounts or commercial paper; all right, title and interest of Borrower in the Collateral, which give rise to any accounts, including the right of stoppage in transit, and all contract rights;

     (b) all inventory of every nature, kind and description wherever located now owned or hereafter acquired by Borrower, including, but not limited to, farm products, raw materials, work, work in process, finished goods and materials and goods in transit consisting of all of the products of the Borrower and all goods returned or reclaimed from customer by Borrower and any proceeds thereof of all the above;

     (c) all machinery and equipment of every nature, kind and description wherever located now owned by the Borrower or hereafter acquired whether affixed to realty or not including without limitation, any and all present and future accretions, additions, replacements, substitutions, improvements and accessories relating thereto or used in connection therewith and all proceeds thereof;

     (d) all furniture, fixtures and leasehold improvements now owned and/or hereafter acquired;

     (e) all goods, instruments, documents of title, policies, certificates of insurance, securities, chattel paper, deposits, special deposits, farm products or any other property or asset now owned or hereafter acquired by the Borrower or in which it has an interest; and

     (f) all attachments, accessions, interest, proceeds and products of all of the above including without limitation, any insurance proceeds thereof.

     This Direct Loan Agreement shall be deemed a security agreement creating a security interest on behalf of the Authority in said Collateral.

     Section  4.  DISBURSEMENT  OF  THE LOAN. The Loan shall be disbursed by the
                  --------------------------
Authority  upon  receipt  of  the  following:

     (a) requisition of the form attached as Exhibit "B" signed by an authorized representative of the Borrower stating the name of the person, firm or corporation to whom payment is to be made and the amount to be paid;

     (b) all documents, searches, opinions, evidence of insurance and guarantees as required by the Authority commitment letter dated January 28, 2000 attached as Exhibit "C."

     Notwithstanding anything herein to the contrary, Borrower understands and agrees the Authority shall be under no obligation to make any disbursement with respect to which a requisition has been submitted by Borrower if, at the time of said submission, Borrower is in default under Section 17 of this Direct Loan Agreement.

     Section  5.  INSURANCE.  The  Borrower agrees to insure the Collateral with
                  ---------
insurance companies licensed to do business in New Jersey in such a manner and against such loss, damage and liability to third parties as is customary with companies in the same or similar business. The Borrower shall at all times carry general liability insurance with companies licensed to do business in New Jersey in amounts approved by the Authority and naming the Authority as additional insured. With respect to the Collateral, the Borrower shall carry at all times with companies licensed to do business in New Jersey full extended coverage fire, theft and hazard insurance in an amount approved by the Authority. Such extended coverage shall name the Authority as lender's loss payee, and shall contain a provision that such policy may not be canceled or materially altered except upon at least fifteen (15) days written notice to the Authority and shall not contain a provision for deductible amounts greater than $5,000. In the event of loss or damage to any portion of the Collateral, the proceeds of any insurance shall be deposited with the Authority and applied as set forth in
Section 6. At least ten (10) days prior to the expiration of any such policy the Borrower shall furnish evidence satisfactory to the Authority that such policy has been renewed or replaced or is no longer required by this Direct Loan Agreement.

     At all times during the term of this Direct Loan Agreement, the Borrower shall comply with the laws of New Jersey relating to Worker's Compensation Insurance.

     Section  6.  DAMAGE.  DESTRUCTION  AND  CONDEMNATION.
                  ---------------------------------------

     (a) If the Project Facility or the Collateral shall be damaged or either partially or totally destroyed or if title to or the temporary use of the whole or any part of the Project Facility shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Borrower under this Direct Loan
Agreement  or  under  the  Note.

     (b) In the event of any damage, destruction, taking or condemnation, the proceeds from any insurance or condemnation award shall be deposited with the Authority and applied to the payment of any amounts due on the Loan unless the Borrower and the Authority shall agree to apply the proceeds to the repair, reconstruction, replacement or relocation of the Collateral.

     Section  7.     FINANCIAL  STATEMENTS.     The  Borrower  agrees  to
                     ----------------------
furnish  to  the  Authority:

     (a) within 120 days of the end of each fiscal year, audited financial statements for the Borrower prepared by an independent accountant acceptable to the Authority;

     (b) within 45 days of the end of each quarter, quarterly management prepared financial statements for the Borrower; and

     (c) deliver to the Authority concurrently with the annual audited financial statements, a certificate of the Borrower stating that:

     (i) all taxes, assessments and charges which have become due have been paid or specifying which have not been paid and stating why they remain so; and

     (ii) the Borrower has not failed to comply with any obligations under this Direct Loan Agreement or specifying any such failure and the reasons for such failure.

     Section  8.  REPRESENTATIONS AND WARRANTIES BYTHE BORROWER. Borrower hereby
                  ---------------------------------------------
makes the following representations and warranties and acknowledges and agrees that each and every one of the following representations and warranties shall survive closing and shall continue for as long as the Loan remains outstanding:

     (a) The Borrower has been duly organized and validly exists as a corporation under the laws of the State of Delaware, has power to enter into this Direct Loan Agreement and the Note evidencing the debt obligation of the Borrower to the Authority hereunder and has authorized the taking of all action necessary to carry out and give effect to the transactions contemplated by this Direct Loan Agreement.

     (b) There is no action or proceeding pending or threatened against the Borrower before any court or administrative agency that might adversely affect the ability of the Borrower to perform its obligations under this Direct Loan Agreement and all authorizations, consents and approvals of governmental bodies or agencies, required in connection with the performance of the Borrower's obligations hereunder have been obtained and will be obtained whenever required hereunder or by law.

     (c) Neither the execution and delivery of this Direct Loan Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Direct Loan Agreement is prevented, limited by, or conflicts with or results in a breach of, the terms, conditions, or provisions of any corporate restrictions or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower is now a party or by which it is bound, or constitutes a default under any of the foregoing.

     (d) All tax returns and reports of the Borrower required by law to be filed have been duly filed and all taxes, assessments, fees and other governmental charges upon the Borrower or upon any of its respective properties, assets, income or franchises which are due and payable pursuant to such returns and reports, or pursuant to any assessment received by the Borrower have been paid other than those which may be presently payable without penalty or interest.

     (e) The Borrower has, or will have, title to all the Collateral whenever acquired or arising free and clear of all liens and claims, encumbrances, set-offs, defenses and counterclaims, except those stated in Exhibit "D" attached hereto, and has not made and will not make any assignment, pledge, mortgage, hypothecation or transfer (other than sales or leases in the ordinary course of business) of any such Collateral or the proceeds thereof.

     (f) There has been no material adverse change in the aggregate assets or aggregate liabilities or in the condition, financial or otherwise, of the Borrower from that set forth in the financial statements delivered to the Authority by the Borrower in connection with this Direct Loan Agreement.

     (g) All statements, representations and warranties made by the Borrower in its application to the Authority, and any materials furnished in support of the request for Authority financial assistance and this Direct Loan Agreement are true. It is specifically understood by the Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and that if any such statements, representations or warranties were materially false at the time they were made or are breached during the term hereof, the Authority may, in its sole discretion, consider any such misrepresentation or breach an event of default including without limitation, the Borrower's representation that it would not have been able to proceed with the Project without financial assistance from the Authority.

     (h) The chief executive office of the Borrower is located at One Millennium Way, Branchburg, New Jersey. None of the Borrower's books or records are maintained at any other location. The Borrower shall notify the Authority in writing of any change in the location of the Borrower's chief executive office.

     (i) Borrower represents to the Authority that it has at all times pertinent to this Direct Loan Agreement been represented by advisors of its own selection, including but not limited to attorneys-at-law and/or certified public accountants; that it has not relied upon any statement, representation, warranty, agreement or information provided by the Authority, its employees, agents or attorneys; that it acknowledges that it is informed by its advisors of its respective rights, duties, and obligations with respect to the Loan under all applicable laws, that it has no set-offs, defenses or counterclaims against the Authority with respect to the Loan, and that it is indebted to the Authority for the amounts stated in this Direct Loan Agreement.

     (j) Borrower further acknowledges and agrees that the Authority has made no statements, representations, warranties, agreements or provided information to it in order to induce the execution of this Direct Loan Agreement. Borrower further acknowledges and agrees that all agreements of the parties are set forth in this Direct Loan Agreement or in the financing documents executed by Borrower prior to or on even date hereof.

     (k) If during any time the Loan remains outstanding, the Borrower becomes aware of any facts, occurrences, information, statements, or events that render any of the foregoing representations or warranties herein made untrue or materially misleading or incomplete, Borrower shall immediately notify the Authority in writing of such facts, occurrences, information, statements or events.

     Section  9.  OPERATION  AS  AN  AUTHORIZEDPROJECT.  The  Borrower agrees to
                  ------------------------------------
operate its business at the Project Facility as set forth in its application to the Authority and will operate the Project Facility as an authorized project under the New Jersey Economic Development Authority Act, P.L. 1974, c.80.

     Section  10.  TAXES  AND  OTHERGOVERNMENTALCHARGES.  The Borrower shall pay
                   ------------------------------------
during the term of this Direct Loan Agreement as the same become due, all taxes, assessments and governmental charges which may be required by law or contract to be paid by the Borrower. The Borrower may in good faith contest such taxes and governmental charges and such taxes and charges may remain unpaid during the period of such contest provided the Collateral will not be subject to loss or forfeiture as a result.

     Section  11.  MAINTENANCEOF  ASSETS  AND  EMPLOYMENT.
                   --------------------------------------

     (a) The Borrower shall during the term of this Direct Loan Agreement operate and maintain all assets of the Borrower in compliance with all governmental laws, ordinances, approvals, rules and regulations which are acceptable to and binding upon the Borrower.

     (b) The Borrower will not relocate all or any substantial part of its business operation from the Project Facility without the express prior written consent of the Authority.

     Section  12.  PRESERVATION  OF  COLLATERAL.
                   ----------------------------

     (a) The Collateral will be kept and maintained at the Project Facility. The Borrower will not remove the Collateral from that location, except in the normal course of the Borrower's business without the express prior consent of the Authority.

     (b) The Borrower will join the Authority in executing, filing and doing whatever may be necessary under applicable law, to perfect and continue the Authority's security interest in the Collateral at Borrower' s expense.

     (c) The Borrower agrees that it will at all times keep accurate and complete records with respect to the Collateral including, but not limited to, a record of all proceeds received therefrom or as a result of the sale thereof.

     Section  13.  EMPLOYMENT  RECORDS.  Within  30 days after the close of each
                   -------------------
fiscal year, the Borrower shall furnish a written report to the Authority of the number and classification of employees at the Project Facility as of the end of the fiscal year.

     Section  14. ASSIGNMENT OF AGREEMENT. SALE OR LEASE OF PROJECTFACILITY. The
                  ---------------------------------------------------------
Borrower may not assign or transfer the whole or any part of this Direct Loan Agreement. The Borrower may not sell, lease, convey, assign, transfer or otherwise dispose of any use or possessory interest in the Project Facility without the express prior written consent of the Authority except that the Borrower may grant utility, access and other easements and rights-of-way which will not impair the Borrower's use of the Project Facility. The Authority reserves the right to deny approval of any proposed lease, sublease, assignment or transfer if the lessee, sublessee or assignee does not, in the judgment of the Authority, satisfy guidelines for eligibility for Authority financial assistance. No permitted subleasing or assignment shall relieve the Borrower from primary liability hereunder.

     Section 15. THE BORROWER TO MAINTAIN ITS EXISTENCE. During the term of this
                 --------------------------------------
Direct Loan Agreement the Borrower shall maintain its existence, shall continue as a corporation either organized under the laws of or duly qualified to do business as a corporation in the State of New Jersey, and without prior written consent of the Authority shall not dispose of all or substantially all of its assets and shall not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it.

     Section  16.  ADDITIONAL  COVENANTS.
                   ---------------------

     (a) The Borrower shall not, without the express prior written consent of the Authority transfer any excess funds of the Borrower, its affiliates or subsidiaries for investment in any other business venture. The term "business venture" does not include bank accounts or certificates of deposit.

     (b) The Borrower shall not borrow any additional funds or grant any additional liens on the Collateral (except for purchase money liens permitted under a certain Term Note dated February 25, 2000 a certain lien held by Transamerica Business Credit Corporation; and a certain lien held by the Public Service New Millennium Economic Development Fund L.L.C. regarding the proceeds from a certain Business Employment Incentive Program Grant Agreement dated 3/26/99) without the express prior written consent of the Authority.

     (c) The Borrower shall permit representatives of the Authority to examine all books and records of the Borrower and to inspect the Project
Facility  at  reasonable  times.

     (d) An amount not less than 10% of earnings after taxes plus non-cash expenditures (depreciation and amortization expense) of the Borrower minus annual principal payments regarding term loans (as these terms are defined by the American Institute of Certified Public Accountants) shall be applied on an annual basis within 90 days of the end of the Borrower's fiscal year to the outstanding principal balance of the Loan in inverse order of maturity until the Loan is fully paid.

     (e) The Borrower represents and warrants that it would not have been able to proceed with the Project without financial assistance from the Authority.

     (f) The Borrower shall obtain a landlord's waiver from the owner of the Project Facility recognizing the Authority's lien on all assets of the Borrower. A copy of the executed lease is required.

     Section 17. EVENT OF DEFAULT. Any one or more of the following events shall
                 ----------------
constitute an event of default of the Borrower hereunder (an "Event of Default"):

     (a) if any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Direct Loan Agreement shall prove to be false or misleading in any material respect;

     (b) default in the payment of any installment of the principal or interest on the Note and such default shall continue unremedied for fifteen (15) days;

     (c) failure of the Borrower to observe and perform any other covenant, condition or agreement hereunder on its part to be performed (except obligation referred to in (a) above) and (i) continuance of such failure for a period of thirty (30) days after receipt by the Borrower of written notice by the Authority, specifying the nature of such failure and requesting that it be remedied; or (ii) if by reason of the nature of such failure the same cannot be remedied within the said 30 days, the Borrower fails to proceed with reasonable diligence after receipt of said notice to cure same;

     (d) the Borrower shall have applied for or consented to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; admitted in writing the inability to pay its debts as they mature; made a general assignment for the benefit of creditors; been adjudged a bankrupt, or filed a petition or an answer seeking an arrangement with creditors or taken advantage of any insolvency law, or an answer admitting the material allegations of a petition in bankruptcy or insolvency proceeding; or an order, judgment or decree shall have been entered, without the application, approval or consent of the Borrower by any court Of competent jurisdiction approving a petition seeking reorganization of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower or a substantial part of any of its assets and such order, judgment or decree shall continue unstayed and in effect for any period of forty-five (45) consecutive days; or file a voluntary petition in bankruptcy or fail to remove an involuntary petition in bankruptcy filed against it within 45 days of the filing thereof;

     (e) failure to observe any of the terms or conditions of the commitment letter of the Authority dated January 28, 2000 which is incorporated herein.

     Section  18.  REMEDIES  OFTHEAUTHORITY.
                   ------------------------

     (a) Whenever any Event of Default referred to in Section 17 hereof shall have occurred and be continuing, the Authority may take one or more of the following remedial steps:

     (i) declare the entire principal amount of the Note to be due and payable forthwith, whereupon the Note shall become forthwith, due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contra -y notwithstanding;

     (ii) take any action at law or in equity to collect the payments then due and thereafter to become due under the Note or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Direct Loan Agreement;

     (iii)take possession of the Borrower's interest in the Collateral without terminating this Direct Loan Agreement, and pursue remedies of a creditor under the Uniform Commercial Code and assign, sell or lease, or otherwise dispose of the Borrower's interest in the collateral for the account of the Borrower, and the Borrower shall then be liable for the difference between the loan payments and other amounts due under this Direct Loan Agreement and the Note and amounts received pursuant to such assignment or contract of sale or lease or other disposition of the Borrower's interest in the Collateral and the amount of such difference shall then be immediately due and payable. The Borrower hereby agrees that in the event the Authority does take possession of the Collateral as provided herein, the obligation of the Borrower to pay such loan payments due or to become due under this Direct Loan Agreement and Note shall survive such repossession;

     (iv) without further notice or demand or legal process, enter upon any premises of the Borrower and take possession of the Collateral, all records and items relating to the Collateral and, at the Authority's request, the Borrower will assemble the Collateral and such records and deliver them to the Authority;

     (v) sell the Collateral but the Authority shall give the Borrower reasonable notice of the time and place of any public sale of such Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of the sale or other intended disposition is (1) mailed (by certified mail, postage paid) to the Borrower at least ten (10) days prior to the time of such sale or disposition or (2) delivered to the Borrower at least five (5) days prior to the time of such sale or disposition. At such sale the Authority may sell the Collateral for cash or upon credit or otherwise, at such prices and upon such terms as it deems advisable and the Authority may bid or become purchaser at such sale, free of the right of redemption, which is hereby waived. The Authority may adjourn such sales at the time and place fixed therefor without further notice or advertisement and may sell such Collateral as an entirety or in separate lots as it deems advisable, but the Authority shall not be obligated to sell all or any part of such Collateral at the time and place fixed for such sale if it determines not to do so. Upon the institution of any such action hereunder by the Authority, the Authority shall be entitled to the appointment of a receiver for the Collateral without proof of the depreciation of the value of same.

     (b) If the Authority shall have proceeded to enforce its rights under this Direct Loan Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Authority, then the Borrower and the Authority shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Borrower and the Authority shall continue as though no such proceedings had taken place.

     (c) Without limiting the generality of the foregoing, upon the happening of an Event of Default by the Borrower hereunder, all of the Borrower's right, title and interest in the Project Facility hereunder or in equity and the Borrower's rights to possession thereof may be terminated by an action for foreclosure or repossession in accordance with the statutes of the State of New Jersey.

     (d) Upon the institution of any such action by the Authority, the Authority shall be entitled to the appointment of a receiver for the Project Facility.

     (e) No remedy herein conferred or reserved to the Authority is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Direct Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Section, it shall not be necessary to give notice other than such notice as may be required in this Section.

     (f) In addition to the above remedies, if the Borrower commits a breach, or threatens to commit a breach of this Direct Loan Agreement, the Authority shall have the right and remedy, without posting bond or other security, to have the provisions of this Direct Loan Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor.

     (g) In the event the Borrower should default under any of the provisions of this Direct Loan Agreement and the Authority shall require and employ attorneys or incur other expenses for the collection of payments due or to become due for the enforcement or performance or observance of any obligation or agreement on the part of the Borrower herein contained, the Borrower shall on demand therefor pay to the Authority, the reasonable fees of such attorneys and other expenses so incurred by the Authority.

     (h) The Authority shall not be required to do any act whatsoever or exercise any diligence whatsoever to mitigate the damages to the Borrower if an Event of Default shall occur hereunder.

     Section  19.  FURTHER  ASSURANCES  AND CORRECTIVE INSTRUMENTS. The Borrower
                   -----------------------------------------------
shall execute, acknowledge and deliver such supplements and further instruments and perform such acts as the Authority may reasonably require for carrying out the intention of or facilitating the performance of this Direct Loan Agreement or the Note.

     Section 20. RELEASE AND  INDEMNIFICATION. The Borrower covenants and agrees
                 ----------------------------
that neither the Authority, its members, agents, servants, officers or employees shall be liable for: (1) any loss, damage or injury to, or death of, any person occurring at or about or resulting from any defect in the Project Facility or the Collateral; (2) any damage or injury to the persons or property of the Borrower, or its officers, agents, servants or employees, or any other person who may be about the Project Facility, caused by any act of negligence of any person (other than the Authority or its members, officers, agents, servants or employees) ; or (3) any costs, expenses or damages incurred as a result of any lawsuit commenced because of action taken in good faith by the Authority in connection with the Project Facility or the Collateral. The Borrower shall indemnify, protect, defend and hold the Authority, the State of New Jersey their respective members, agents, servants, officers and employees (each an

"Indemnified Party"), harmless from and against any and all such losses, damages, injuries, costs or expenses and (except for claims, demands, suits, actions or other proceedings brought against an Indemnified Party resulting from willful or wanton misconduct of such Indemnified Party) from and against any and all claims, demands, suits, actions or other proceedings whatsoever, brought by any person or entity whatsoever, (except the Borrower) and arising or purportedly arising from this Direct Loan Agreement, the Note or any transaction contemplated in any such documents, or from the construction, ownership and operation of the Project Facility or the Collateral.

     Section 21. NOTICES. Any notices required to be sent under this Direct Loan
                 -------
Agreement  shall  be  sent  to:

     (1) The Authority at: P0 Box 990, Trenton, New Jersey 08625-0990, Attn: Managing Director - Finance

     (2) The Borrower at: One Millennium Way, Branchburg, New Jersey 08876, Attn: Senior Vice President/Chief Financial Officer

     Section  22.  POWER  OF  ATTORNEY.
                   -------------------

     (a) Borrower hereby makes, constitutes and appoints the Authority as its irrevocable true and lawful attorney(s)-in-fact and each of its present and future officers with full power of substitution in the premises, in Borrower's name, place and stead for the purpose of perfecting, further perfecting, acknowledging, continuing, filing, recording, endorsing and/or making technical corrections in, any security interest, lien, encumbrance or mortgage required to be granted or conveyed by Borrower to the Authority under the terms of the Loan, including, without limitation, the filing of financing and continuation statements. In addition, Borrower shall cooperate fully with the Authority with respect to the filing or recordation of such documents in the appropriate filing or recordation offices and it shall bear, on demand, all costs of such filing or recordation.

     (b) The attorney(s) -in-fact is/are hereby authorized to file or record this Direct Loan Agreement in the appropriate governmental filing or recording office if such filing or recording of a power of attorney is required by law in order to effectuate or validate same.

     (c) Notwithstanding the foregoing, Borrower shall execute or endorse any documents that are necessary in the sole judgment of the Authority to perfect, secure, continue or correct any security interest, mortgage, lien or encumbrance that Borrower is required under the terms of the Loan to grant to the Authority as security for same.

     Section  23.  WAIVER OF RIGHT TO TRIAL BYJURY. Borrower waives any right to
                   -------------------------------
trial by jury on any claim, demand, action or cause of action arising under this Direct Loan Agreement or the transactions related hereto, in each case whether sounding in contract or tort or otherwise. Borrower agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Direct Loan Agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of Borrower to the waiver of its right to trial by jury. Borrower acknowledges that it has had the opportunity to consult with counsel regarding this section, that it fully understands its terms, content and effect, and that it voluntarily and knowingly agrees to the terms of this section.

     Section 24. THE AUTHORITY'S REMEDIES AS AN INSTITUTION OF STATE GOVERNMENT.
                 --------------------------------------------------------------
The Authority, as an institution of State Government, is entitled to exercise its remedies pursuant to N.J.S.A. 54A:9-8.1 and N.J.A.C. 18:35-10.1, et seq.
                             -------                -------              ------
Notwithstanding anything to the contrary herein contained, any proceeds received by the Authority pursuant to a set off of a Borrower's and/or Guarantor's indebtedness to the Authority through application of a Borrower's and/or Guarantor's tax refund or rebate pursuant to these remedies, shall be allocated solely to the Authority.

     Section  25.  MISCELLANEOUS.
                   -------------

     (a) This Direct Loan Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral among the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, an all of which together shall constitute one and the same instrument.

     (b) Modifications or waivers of any provisions of this Direct Loan Agreement or the Note must be in writing.

     (c) In the event any provision of this Direct Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision thereof.

     (d) This Direct Loan Agreement shall become effective upon its execution and delivery by the parties hereto, shall remain in full force from the date thereof, and subject to the provisions hereof, shall expire on such date as the Note and the interest thereon and all other expenses or sums to which the Authority is entitled, have been fully paid and retired.

     (e) In the event that any provision of this Direct Loan Agreement should be breached by any party and thereafter waived by any party, such waiver shall be limited to the particular breach so waived by any party and shall not be deemed to waive any other breach.

     (f) This Direct Loan Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Authority and the Borrower.

     (g) This Direct Loan Agreement shall be construed and enforced under the laws of the State of New Jersey.

     (h) The rights and remedies of the Borrower under this Agreement shall be subject to the New Jersey Contractual Liability Act, N.J.S.A. 59:13-1 et
                                                             -------
seq., the provisions of which are hereby incorporated herein by reference in their entirety.

     IN WITNESS WHEREOF, the Authority and the Borrower have caused this Direct Loan Agreement to be executed in their respective names by their duly authorized officers, as of the date first above written.


ATTEST:                                       NEW  JERSEY  ECONOMIC  DEVELOPMENT
                                              AUTHORITY



By: /s/Adam Mukerji                         By: /s/Eugene J. Bukowski
   ------------------------------              ---------------------------
    Adam Mukerji                                Eugene J. Bukowski
    Director  Commercial  Lending               Managing  Director-Finance
    LIFECELL  CORPORATION


WITNESS                                      LIFECELL CORPORATION

By: /s/Stuart S Yusem                      By: /s/Fenel  M.  Eloi
   ------------------------------              ----------------------------
    Stuart S Yusem                             Fenel  M.  Eloi
                                               Chief  Financial  Officer

                                                                   EXHIBIT  "A"


                              LIFECELL CORPORATION

                           DIRECT LOAN PROMISSORY NOTE


$500,  000                                                       Trenton,
                                                                 New  Jersey


     LIFECELL CORPORATION (the "Borrower") a corporation organized and existing under the laws of the State of New Jersey acknowledges itself indebted and for value received hereby promises to pay to the order of the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority") and its successors and assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest on the unpaid principal balance thereof from the date hereof until the Borrower's obligations with respect to the payment of such sum shall be discharged at the rate of six and one-half percent (6-1/2%) per annum. Interest charges shall be computed hereunder on the basis of a 360 day year, counting the actual number of days elapsed.

     This Note is issued to evidence the obligation of the Borrower under and pursuant to, and shall be governed by and construed in accordance with the terms and conditions of the Direct Loan Agreement (the "Agreement") between the Authority and the Borrower dated as of June 9, 2000 for the repayment of the loan made by the Authority to the Borrower thereunder and payment of interest thereon. Terms referred to herein have the same meaning as defined in the Agreement. This Note is secured by a lien on all accounts, inventory, machinery and equipment, furniture and fixtures of the Borrower.

     Interest only on this Note at the rate of six and one-half percent (6-1/2%) per annum is payable commencing July 1, 2000 and on the first day of each succeeding month and terminating on December 1, 2000. Thereafter, this Note is payable in thirty (30) equal monthly installments of principal and interest in the sum of $18,122.22 commencing on January 1, 2001 and on the first day of each succeeding month and terminating if not sooner paid, as herein provided on June 1, 2003. Such installments shall be applied first to payment of interest then due on the unpaid principal amount and the remaining balance of each such installment to be applied to the payment and reduction of the unpaid principal amount of this Note. The amount payable as the final installment may be such greater or lesser amount as shall be equal to the actual principal amount of this Note remaining unpaid together with interest thereon then due and unpaid. It is specifically understood and agreed that the Borrower shall make payments on this Note based on amounts actually disbursed pursuant to the Agreement.

     Payments hereon are to be made in lawful money of the United States of America to the New Jersey Economic Development Authority (P11042), P.O. Box 18641, Newark, New Jersey 07191-8641, or such other place as the Authority may designate, on each due date provided above, in an amount which will equal the amount payable as interest and principal on this Note.

     The Borrower agrees to make the payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition agrees to make such other payments as are required pursuant to the Agreement. A late charge of five percent (5%) of the monthly payment shall be due and payable on any monthly payment past due seven (7) days or more. However, in the event that this late charge is found unenforceable by a court of law, the Borrower shall pay actual damages to the Authority which shall include but not be limited to the loss of use of the delinquent payment(s) and administrative costs in monitoring the default by the Borrower. Administrative costs include but are not limited to attempts to contact the Borrower via written and letter correspondence, generating and reviewing the delinquency reports, evaluating the delinquent account, evaluating the credit file, entering relevant information into the Authority's file and/or computer, relaying information to management and different departments, notifying and reporting to management and different departments. In the event of default in the Agreement, the principal of and interest on this Note may be declared immediately due and payable as provided in the Agreement. This Note may be canceled, amended or supplemented as provided in the Agreement.

     The Borrower may prepay this Note in whole at any time or in part on any payment date without penalty. Partial prepayments shall be applied to the last maturing payments due on this Note, shall be in one or more increments of the monthly amount due, shall not extend or postpone the due date of any subsequent monthly installment or change the amounts of such installments. In any such case, the final payment on this Note shall be a sum sufficient, together with other funds deposited with the Authority and available for such purpose, to redeem all of this Note then outstanding at the principal amount. thereof plus accrued interest to the date of payment and to pay all reasonable and necessary fees and expenses of the Authority accrued and to accrue through final payment for this Note. At the acceleration, termination or expiration of the term of this Note and following full payment of this Note and all other fees and charges in accordance with the provisions of the Agreement, the Authority shall deliver to the Borrower any documents and take such actions as may be necessary to effectuate the cancellation of this Note and evidence the termination of the Agreement.

     An. amount not less than 10% of earnings after taxes plus non-cash expenditures (depreciation and amortization expense) of the Borrower minus annual principal payments regarding term loans (as these terms are defined by the American Institute of Certified Public Accountants) shall be applied on an annual basis within 90 days of the end of the Borrower's fiscal year to the outstanding principal balance of this Note in inverse order of maturity until this Note is fully paid.

     Borrower waives any right to trial by jury on any claim, demand, action or cause of action arising under this Note or the transactions related hereto, in each case whether sounding in contract or tort or otherwise. Borrower agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Note may file an original counterpart or a copy of this section with any court as written evidence of the consent of Borrower to the waiver of its right to trial by jury. Borrower acknowledges that it has had the opportunity to consult with counsel regarding this section, that it fully understands its terms, content and effect, and that it voluntarily and knowingly agrees to the terms of this section.

     IN WITNESS WHEREOF, LIFECELL CORPORATION has caused this Note to be executed in its name and on its behalf by its authorized officers by their manual signatures as of this 9TH day of JUNE, 2000.

ATTEST:     LIFECELL  CORPORATION



By:                             By:
   ---------------------------     ----------------------------
                                    Fenel  M.  Eloi
   Assistant  Secretary             Chief  Financial  Officer